Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTIONS 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arkadia International, (the "Company") on Form 10-Q for the quarterly period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Vladimir Shekhtman the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 24, 2014	/s/ Vladimir Shekhtman
By: Valdimir Shekhtman
Chief Executive Officer